UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2026

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2026, the Board of Directors (the “Board”) of Onfolio Holdings Inc. (the “Company”), acting by unanimous written consent in lieu of a meeting, approved and adopted an amendment to Section 2.07 of the Company’s Amended and Restated By-Laws, originally adopted on April 22, 2022 (the “Bylaws”), effective immediately. The amendment reduced the quorum required at meetings of stockholders from a majority in voting power of the shares of the Company entitled to vote at the meeting, present in person or represented by proxy, to one-third (1/3) in voting power of such shares, present in person or represented by proxy.

The Board took action by unanimous written consent pursuant to Section 141(f) of the Delaware General Corporation Law (the “DGCL”) and adopted the amendment pursuant to Section 109(a) of the DGCL and the authority granted to the Board under the Company’s Certificate of Incorporation. The one-third quorum requirement is the statutory minimum permitted under Section 216 of the DGCL. The amendment was adopted in connection with the Company’s upcoming Special Meeting of Stockholders (the “Special Meeting”).

The foregoing description of the amendment is qualified in its entirety by reference to the Bylaws, as amended through September 29, 2026, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Onfolio Holdings Inc. (as amended September 29, 2026)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2026

ONFOLIO HOLDINGS INC.

By:	/s/ Dominic Wells
Dominic Wells
Director and Chief Executive Officer

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